UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2006

Brush Engineered Materials Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17876 St. Clair Avenue, Cleveland, Ohio		44110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-486-4200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2006, the Organization and Compensation Committee (the "Committee") of the Board of Directors of Brush Engineered Materials Inc. (the "Company") took the following actions:

ANNUAL PERFORMANCE COMPENSATION FOR 2006

The Committee approved the 2006 Managment Performance Compensation Plan (the "MPC Plan"). This plan provides for annual, single-sum cash payments that are based on achieving pre-established financial objectives and qualitative performance factors. The 2006 MPC Plan is being filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

LONG-TERM INCENTIVE COMPENSATION FOR 2004-2006

It was determined that under the 2004-2006 Long-Term Incentive Plan (the "LTIP"), executive officers earned the following "banked" amounts which are not payable until 2007:

Gordon D. Harnett $903,825
Richard J. Hipple $95,602
John D. Grampa $247,200
Daniel A. Skoch $265,740

These "banked" amounts were based on achieving pre-established financial objectives for cumulative operating profit during 2004 and 2005. Performance in 2006 will determine the amount of any final payment under the 2004-2006 LTIP. An amount is payable only if the executive is employed with the Company as of December 31, 2006 with an exception of retirement. In view of Mr. Harnett's intention to retire as noted in Item 5.02 below, he will receive the higher of the "banked" amount or a pro-rated portion of the final amount which will be payable in 2007. The 2004-2006 Long-Term Incentive Plan is being filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

SPECIAL AWARD

In 2002, the Company discontinued its Supplemental Retirement Benefit Plan for the Chief Executive Officer as well as a few other participants in exchange for amounts paid in settlement of the Company's obligation. As a result, their retirement benefit is limited to the amount provided by the qualified pension plan. At its February 7, 2006 meeting, consistent with the actions taken in prior years as previously reported, the Committee exercised its discretion to authorize a special award in lieu of a supplemental plan to the Chief Executive Officer in the amount of $597,425. Messrs. Grampa and Skoch had received similar awards in the amounts of $38,311 and $79,544, respectively, payable on January 2, 2006.

EXECUTIVE DEFERRED COMPENSATION PLAN II

The Committee adopted an amendment to the Executive Deferred Compensation Plan II. The amendment provides more flexibility to the plan, i.e., allowing participants to move investments from one fund to another on a quarterly basis. Amendment No. 1 is being filed as Exhibit 10.3 to this Form 8-K and is included herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 7, 2006, Brush Engineered Materials Inc. issued a press release announcing that Gordon D. Harnett, Chairman of the Board and Chief Executive Officer, intends to retire in May 2006. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

10.1 2006 Management Performance Compensation Plan
10.2 2004-2006 Long-Term Incentive Plan
10.3 Amendment No. 1 to the Executive Deferred Compensation Plan II
99.1 Press release, dated February 7, 2006, issued by Brush Engineered Materials Inc.

The press release issued February 7, 2006 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for the purposes of Section 18 of the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brush Engineered Materials Inc.

February 8, 2006	By:	Michael C. Hasychak

Name: Michael C. Hasychak
Title: Vice President, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Brush Engineered Materials Inc. 2006 Management Performance Compensation Plan
10.2	Brush Engineered Materials Inc. 2004-2006 Long-Term Incentive Plan
10.3	Amendment No. 1, dated as of February 7, 2006 to the Executive Deferred Compensation Plan II
99.1	Press Release, dated February 7, 2006, issued by Brush Engineered Materials Inc.